Exhibit 99.3

Lisa De La Pointe

June 2, 2008

Wayne Moor, President and CEO
Dyadic International (USA), Inc.
Via Hand Delivery

This letter shall serve as my notice of resignation from the Company effective June 20, 2008 on the occurrence of the earlier of 3:00 p.m. or the election of the Class I and Class III directors. June 20 was chosen to enable a smooth transition, provided the Company can give assurances that it will prepay my salary for the week of June 16 in the paycheck payable on June 13, 2008, including all severance payments, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. If the Company cannot provide these assurances, then my prior notice, giving the effective date of June 13, remains operative.

While not exhaustive, the primary reasons for the constructive termination are:

1.
The pending re-employment of Mark Emalfarb by the Company. Moreover, the board has, in effect, appointed Mr. Emalfarb as de facto CEO prior to the June 20, 2008 shareholders meeting by permitting his direct access to, and involvement with, rank and file employees, customers, and contractors without the involvement of current management. Mr. Emalfarb's prior conduct was well-documented by the independent investigation of Moscowitz & Moscowitz. His conduct was so egregious that he was terminated for cause under the terms of his employment agreement with the Company. During the course of the investigation, Moscowitz found that he was dishonest in his responses and blamed others, including current members of management, where the blame clearly rested with him.

As a direct result of Mr. Emalfarb's conduct, the SEC is conducting an investigation into whether or not the Company and/or its employees committed securities fraud. While the SEC may not have stated its intent, the focus is clear.

The Moscowitz report concluded that Mr. Emalfarb defrauded the company and its shareholders. I cannot work with him, knowing that I could be the scapegoat for his next potential illicit adventure. I cannot destroy my reputation in the industry and this community because of my affiliation with a company that has an acknowledged fraudfeasor at the helm.

2.
I am aware of another investigation conducted by the Company into Mr. Emalfarb's activities. I have also seen files which contain data that would have resulted in the termination, for cause, of any other Company employee with no chance for rehire. The board is doing little to nothing to protect the Company and its employees from Mr. Emalfarb, any one of whom could become a victim of what appear to be immoral, if not illicit or illegal, activities.

I believe that his presence in the Company will create a hostile work environment, making it impossible for me and my subordinates to effectively discharge our respective work obligations. I am aware that Mr. Emalfarb has blamed others and denied any involvement with any illicit activities in the face of overwhelming volumes of data contained in the Company's computer files. I am concerned that, upon his return, he will attempt to either build a case against me, contrive a reason to terminate me for being aware of his indiscretions, or cause me to be an unwitting participant in future indiscretions.

Mr. Emalfarb's return to Company management is a public statement that his improper behavior is acceptable to the Company, even though Company policy and common decency dictate that it should not be. The Company has an obligation to protect its employees from a person like Mr. Emalfarb, not force him upon them.

For these reasons, I feel that the Company has created conditions where I can no longer work without fear of reprisal, danger to my reputation, or exposure to future personal liabilities through no fault of my own.

Because this is a termination without cause, I am entitled to my severance payment, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. All such payments should be sent to my home address as indicated in my personnel file.

Very truly yours,

/s/ Lisa De La Pointe

Lisa De La Pointe

cc:           Executive Committee
David Trench

Alexander (Sasha) Bondar

June 2, 2008

Wayne Moor, President and CEO
Dyadic International (USA), Inc.
Via Hand Delivery

This letter shall serve as my notice of resignation from the Company effective June 20, 2008 on the occurrence of the earlier of 3:00 p.m. or the election of the Class I and Class III directors. June 20 was chosen to enable a smooth transition, provided the Company can give assurances that it will prepay my salary for the week of June 16 in the paycheck payable on June 13, 2008, including all severance payments, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. If the Company cannot provide these assurances, then my prior notice, giving the effective date of June 13, remains operative.

While not exhaustive, the primary reasons for the constructive termination are:

1.
The pending re-employment of Mark Emalfarb by the Company. Moreover, the board has, in effect, appointed Mr. Emalfarb as de facto CEO prior to the June 20, 2008 shareholders meeting by permitting his direct access to, and involvement with, rank and file employees, customers, and contractors without the involvement of current management. Mr. Emalfarb's prior conduct was well-documented by the independent investigation of Moscowitz & Moscowitz. His conduct was so egregious that he was terminated for cause under the terms of his employment agreement with the Company. During the course of the investigation, Moscowitz found that he was dishonest in his responses and blamed others, including current members of management, where the blame clearly rested with him.

As a direct result of Mr. Emalfarb's conduct, the SEC is conducting an investigation into whether or not the Company and/or its employees committed securities fraud. While the SEC may not have stated its intent, the focus is clear.

The Moscowitz report concluded that Mr. Emalfarb defrauded the company and its shareholders. I cannot work with him, knowing that I could be the scapegoat for his next potential illicit adventure. I cannot destroy my reputation in the industry and this community because of my affiliation with a company that has an acknowledged fraudfeasor at the helm.

2.
I am aware of another investigation conducted by the Company into Mr. Emalfarb's activities. I have also seen files which contain data that would have resulted in the termination, for cause, of any other Company employee with no chance for rehire. The board is doing little to nothing to protect the Company and its employees from Mr. Emalfarb, any one of whom could become a victim of what appear to be immoral, if not illicit or illegal, activities.

I believe that his presence in the Company will create a hostile work environment, making it impossible for me and my subordinates to effectively discharge our respective work obligations. I am aware that Mr. Emalfarb has blamed others and denied any involvement with any illicit activities in the face of overwhelming volumes of data contained in the Company's computer files. I am concerned that, upon his return, he will attempt to either build a case against me, contrive a reason to terminate me for being aware of his indiscretions, or cause me to be an unwitting participant in future indiscretions.

Mr. Emalfarb's return to Company management is a public statement that his improper behavior is acceptable to the Company, even though Company policy and common decency dictate that it should not be. The Company has an obligation to protect its employees from a person like Mr. Emalfarb, not force him upon them.

For these reasons, I feel that the Company has created conditions where I can no longer work without fear of reprisal, danger to my reputation, or exposure to future personal liabilities through no fault of my own.

Because this is a termination without cause, I am entitled to my severance payment, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. All such payments should be sent to my home address as indicated in my personnel file.

Very truly yours,

/s/ Alexander Bondar

Alexander (Sasha) Bondar

cc:           Executive Committee
David Trench

Kent Sproat

June 2, 2008

Wayne Moor, President and CEO
Dyadic International (USA), Inc.
Via Hand Delivery

This letter shall serve as my notice of resignation from the Company effective June 20, 2008 on the occurrence of the earlier of 3:00 p.m. or the election of the Class I and Class III directors. June 20 was chosen to enable a smooth transition, provided the Company can give assurances that it will prepay my salary for the week of June 16 in the paycheck payable on June 13, 2008, including all severance payments, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. If the Company cannot provide these assurances, then my prior notice, giving the effective date of June 13, remains operative.

While not exhaustive, the primary reasons for the constructive termination are:

1.
The pending re-employment of Mark Emalfarb by the Company. Moreover, the board has, in effect, appointed Mr. Emalfarb as de facto CEO prior to the June 20, 2008 shareholders meeting by permitting his direct access to, and involvement with, rank and file employees, customers, and contractors without the involvement of current management. Mr. Emalfarb's prior conduct was well-documented by the independent investigation of Moscowitz & Moscowitz. His conduct was so egregious that he was terminated for cause under the terms of his employment agreement with the Company. During the course of the investigation, Moscowitz found that he was dishonest in his responses and blamed others, including current members of management, where the blame clearly rested with him.

As a direct result of Mr. Emalfarb's conduct, the SEC is conducting an investigation into whether or not the Company and/or its employees committed securities fraud. While the SEC may not have stated its intent, the focus is clear.

The Moscowitz report concluded that Mr. Emalfarb defrauded the company and its shareholders. I cannot work with him, knowing that I could be the scapegoat for his next potential illicit adventure. I cannot destroy my reputation in the industry and this community because of my affiliation with a company that has an acknowledged fraudfeasor at the helm.

2.
I am aware of another investigation conducted by the Company into Mr. Emalfarb's activities. I have also seen files which contain data that would have resulted in the termination, for cause, of any other Company employee with no chance for rehire. The board is doing little to nothing to protect the Company and its employees from Mr. Emalfarb, any one of whom could become a victim of what appear to be immoral, if not illicit or illegal, activities.

I believe that his presence in the Company will create a hostile work environment, making it impossible for me and my subordinates to effectively discharge our respective work obligations. I am aware that Mr. Emalfarb has blamed others and denied any involvement with any illicit activities in the face of overwhelming volumes of data contained in the Company's computer files. I am concerned that, upon his return, he will attempt to either build a case against me, contrive a reason to terminate me for being aware of his indiscretions, or cause me to be an unwitting participant in future indiscretions.

Mr. Emalfarb's return to Company management is a public statement that his improper behavior is acceptable to the Company, even though Company policy and common decency dictate that it should not be. The Company has an obligation to protect its employees from a person like Mr. Emalfarb, not force him upon them.

For these reasons, I feel that the Company has created conditions where I can no longer work without fear of reprisal, danger to my reputation, or exposure to future personal liabilities through no fault of my own.

Because this is a termination without cause, I am entitled to my severance payment, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. All such payments should be sent to my home address as indicated in my personnel file.

Very truly yours,

/s/ Kent Sproat

Kent Sproat

cc:           Executive Committee
David Trench

Daniel Michalopoulos

June 2, 2008

Wayne Moor, President and CEO
Dyadic International (USA), Inc.
Via Hand Delivery

This letter shall serve as my notice of resignation from the Company effective June 20, 2008 on the occurrence of the earlier of 3:00 p.m. or the election of the Class I and Class III directors. June 20 was chosen to enable a smooth transition, provided the Company can give assurances that it will prepay my salary for the week of June 16 in the paycheck payable on June 13, 2008, including all severance payments, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. If the Company cannot provide these assurances, then my prior notice, giving the effective date of June 13, remains operative.

While not exhaustive, the primary reasons for the constructive termination are:

1.
The pending re-employment of Mark Emalfarb by the Company. Moreover, the board has, in effect, appointed Mr. Emalfarb as de facto CEO prior to the June 20, 2008 shareholders meeting by permitting his direct access to, and involvement with, rank and file employees, customers, and contractors without the involvement of current management. Mr. Emalfarb's prior conduct was well-documented by the independent investigation of Moscowitz & Moscowitz. His conduct was so egregious that he was terminated for cause under the terms of his employment agreement with the Company. During the course of the investigation, Moscowitz found that he was dishonest in his responses and blamed others, including current members of management, where the blame clearly rested with him.

As a direct result of Mr. Emalfarb's conduct, the SEC is conducting an investigation into whether or not the Company and/or its employees committed securities fraud. While the SEC may not have stated its intent, the focus is clear.

The Moscowitz report concluded that Mr. Emalfarb defrauded the company and its shareholders. I cannot work with him, knowing that I could be the scapegoat for his next potential illicit adventure. I cannot destroy my reputation in the industry and this community because of my affiliation with a company that has an acknowledged fraudfeasor at the helm.

2.
I am aware of another investigation conducted by the Company into Mr. Emalfarb's activities. I have also seen files which contain data that would have resulted in the termination, for cause, of any other Company employee with no chance for rehire. The board is doing little to nothing to protect the Company and its employees from Mr. Emalfarb, any one of whom could become a victim of what appear to be immoral, if not illicit or illegal, activities.

I believe that his presence in the Company will create a hostile work environment, making it impossible for me and my subordinates to effectively discharge our respective work obligations. I am aware that Mr. Emalfarb has blamed others and denied any involvement with any illicit activities in the face of overwhelming volumes of data contained in the Company's computer files. I am concerned that, upon his return, he will attempt to either build a case against me, contrive a reason to terminate me for being aware of his indiscretions, or cause me to be an unwitting participant in future indiscretions.

Mr. Emalfarb's return to Company management is a public statement that his improper behavior is acceptable to the Company, even though Company policy and common decency dictate that it should not be. The Company has an obligation to protect its employees from a person like Mr. Emalfarb, not force him upon them.

For these reasons, I feel that the Company has created conditions where I can no longer work without fear of reprisal, danger to my reputation, or exposure to future personal liabilities through no fault of my own.

Because this is a termination without cause, I am entitled to my severance payment, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. All such payments should be sent to my home address as indicated in my personnel file.

Very truly yours,

/s/ Daniel Michalopoulos

Daniel Michalopoulos

cc:           Executive Committee
David Trench

C.W. (Bill) Kling IV

June 2, 2008

Wayne Moor, President and CEO
Dyadic International (USA), Inc.
Via Hand Delivery

This letter shall serve as my notice of resignation from the Company effective June 20, 2008 on the occurrence of the earlier of 3:00 p.m. or the election of the Class I and Class III directors. June 20 was chosen to enable a smooth transition, provided the Company can give assurances that it will prepay my salary for the week of June 16 in the paycheck payable on June 13, 2008, including all severance payments, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. If the Company cannot provide these assurances, then my prior notice, giving the effective date of June 13, remains operative.

While not exhaustive, the primary reasons for the constructive termination are:

1.
The pending re-employment of Mark Emalfarb by the Company. Moreover, the board has, in effect, appointed Mr. Emalfarb as de facto CEO prior to the June 20, 2008 shareholders meeting by permitting his direct access to, and involvement with, rank and file employees, customers, and contractors without the involvement of current management. Mr. Emalfarb's prior conduct was well-documented by the independent investigation of Moscowitz & Moscowitz. His conduct was so egregious that he was terminated for cause under the terms of his employment agreement with the Company. During the course of the investigation, Moscowitz found that he was dishonest in his responses and blamed others, including current members of management, where the blame clearly rested with him.

As a direct result of Mr. Emalfarb's conduct, the SEC is conducting an investigation into whether or not the Company and/or its employees committed securities fraud. While the SEC may not have stated its intent, the focus is clear.

The Moscowitz report concluded that Mr. Emalfarb defrauded the company and its shareholders. I cannot work with him, knowing that I could be the scapegoat for his next potential illicit adventure. I cannot destroy my reputation in the industry and this community because of my affiliation with a company that has an acknowledged fraudfeasor at the helm.

2.
I am aware of another investigation conducted by the Company into Mr. Emalfarb's activities. I have also seen files which contain data that would have resulted in the termination, for cause, of any other Company employee with no chance for rehire. The board is doing little to nothing to protect the Company and its employees from Mr. Emalfarb, any one of whom could become a victim of what appear to be immoral, if not illicit or illegal, activities.

I believe that his presence in the Company will create a hostile work environment, making it impossible for me and my subordinates to effectively discharge our respective work obligations. I am aware that Mr. Emalfarb has blamed others and denied any involvement with any illicit activities in the face of overwhelming volumes of data contained in the Company's computer files. I am concerned that, upon his return, he will attempt to either build a case against me, contrive a reason to terminate me for being aware of his indiscretions, or cause me to be an unwitting participant in future indiscretions.

Mr. Emalfarb's return to Company management is a public statement that his improper behavior is acceptable to the Company, even though Company policy and common decency dictate that it should not be. The Company has an obligation to protect its employees from a person like Mr. Emalfarb, not force him upon them.

For these reasons, I feel that the Company has created conditions where I can no longer work without fear of reprisal, danger to my reputation, or exposure to future personal liabilities through no fault of my own.

Because this is a termination without cause, I am entitled to my severance payment, PTO, salary due until final date of employment, unpaid expense account monies due, commissions, bonuses and all other properly owing payments. All such payments should be sent to my home address as indicated in my personnel file.

Very truly yours,

/s/ Charles W. Kling IV

C.W. (Bill) Kling IV

cc:           Executive Committee
David Trench